                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                      For the Year Ended December 31, 1996
                                   (Unaudited)


The following unaudited pro forma condensed statement of income for the year ended December 31, 1996 has been presented as if the Piscataway Towne Center, Cordata Centre and Ridgedale Festival Shopping Center and the 1997 Acquired Properties were acquired on January 1, 1996. The 1997 Acquired Properties include Westgate Market, Broadmoor Village, Richardson Plaza, Cityplace Market, Wendover Ridge Center, Arboretum Crossing Center, Smoketown Stations Center, Renaissance Centre, and West Farms Shopping Center, that were previously presented in the Company's Current Report on Form 8-K dated April 16, 1997 (and Amendment No. 1 thereto), Current Report on Form 8-K dated May 28, 1997 (and Amendment No. 1 thereto) and Current Report on Form 8-K dated September 12, 1997 (and Amendment No.1 thereto) filed with the Securities and Exchange Commission. The unaudited pro forma condensed statement of income should be read in conjunction with the Company's Annual Report on Form 10-K for the year ended December 31, 1996, Current Report on Form 8-K dated April 16, 1997 (and
Amendment No. 1 thereto), Current Report on Form 8-K dated May 28, 1997 (and Amendment No. 1 thereto) and Current Report on Form 8-K dated September 12, 1997 (and Amendment No.1 thereto). In management's opinion, all adjustments necessary to reflect the above acquisitions and related significant transactions have been made. The unaudited pro forma condensed statement of income is not necessarily indicative of what actual results of operations would have been had the acquisitions and related transactions actually occurred as of January 1, 1996, nor does it purport to represent the results of operations of the Company for future periods.

                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                      For the Year Ended December 31, 1996
                                   (Unaudited)


                                                                 Pro Forma Adjustments
                                                       ---------------------------------------
                                                                               Ridgedale
                          The         1997       Piscataway                     Festival             The
                        Company     Acquired       Towne       Cordata          Shopping           Company
                       Historical  Properties      Center       Centre           Center           Pro Forma
                      -------------------------------------------------------------------------------------------
                                            (In thousands, except per share amounts)
Revenue
Rental income         $51,292      $18,039(a)    $2,083(a)     $2,347(a)        $1,895 (a)        $ 75,656
Other income            3,033            -            -             -                -               3,033
                      ---------------------------------------------------------------------------------------------
                       54,325       18,039        2,083         2,347            1,895              78,689

Expenses
Rental operations       9,909        4,032(b)       441(b)        345(b)           621 (b)          15,348
General and
  administrative        3,550            -            -             -                -               3,550
Depreciation           11,876        4,169(c)       434(c)        590(c)           343 (c)          17,412
Interest               12,071        6,022(d)     1,478(d)(e)   1,368(d)             -              20,939
                       --------------------------------------------------------------------------------------------
                       37,406       14,223        2,353         2,303              964              57,249
                       --------------------------------------------------------------------------------------------
Net Income (loss)     $16,919      $ 3,816       $ (270)       $   44            $ 931             $21,440
                       ============================================================================================

Per Share Data
Net income per                                                                                     $  1.92
  share                $ 1.98                                                                      =======
                       ======
Weighted average
  number of shares                                                                                  11,160(f)
  outstanding           8,560                                                                       ======
                       ======
Other Data
Number of
  properties at                                                                                         36
  end of period           24                                                                        ======
                       ======

                                                                              17
See accompanying pro forma adustments.

                             The Price REIT, Inc.

             Pro Forma Adjustments to Condensed Statement of Income

                      For the Year Ended December 31, 1996
                                   (Unaudited)
                                 (In Thousands)

(a) Record the rental income of the 1997 Acquired Properties, Piscataway Towne Center, Cordata Centre and Ridgedale Festival Shopping Center (the"Properties").

(b) Record the rental operating expenses of the Properties less property management fees (as the Company self-manages its properties) as follows:

                                                           Ridgedale
                             1997     Piscataway           Festival
                           Acquired     Towne     Cordata  Shopping
                          Properties    Center    Centre    Center
                           ----------------------------------------
Rental operations          $4,522     $  515      $ 395    $  683
Less:  management fees       (490)       (74)       (50)      (62)
                           ----------------------------------------
                           $4,032     $  441      $ 345    $  621
                           ========================================

(c) Record the additional depreciation expense to be recognized for the acquisition of the Properties under the straight-line method as follows:

                             1997 Acquired         Piscataway                           Ridgedale Festival
                               Properties         Towne Center       Cordata Centre      Shopping Center
                            ---------------      --------------     ---------------      --------------
                   Years    Cost    Deprec.      Cost   Deprec.     Cost    Deprec.      Cost   Deprec.
                  -------  ----------------      --------------    ----------------      --------------
   Land              -     $ 50,440 $    -      $ 4,832  $    -    $ 6,310 $     -      $ 3,808  $    -
   Land
    improvements    15       10,465    623          906      60      1,230      82          714      48
   Buildings        25       99,248  3,546        9,362     374     12,710     508        7,378     295
                            ---------------      --------------     ---------------      --------------
                           $160,153 $ 4,169     $15,100  $  434    $20,250 $   590      $11,900  $  343
                           ================     ===============    ================     ===============

(d)      Record the additional interest expense resulting from the acquisitions of the 1997 Acquired Properties, Piscataway Towne Center and Cordata Centre with the proceeds from the unsecured line of credit, using the Company's weighted average interest rate on its unsecured line of credit for the year ended December 31, 1996 of 7.6%.

(e) Record the additional interest expense resulting from the assumption of the $11,400 million secured loan on the Piscataway Towne Center. The interest rate on the loan is 10.5%.

(f) Includes the issuance of 1.6 million shares of common stock sold on January 22, 1997 and the issuance of 1.0 million shares of common stock sold on August 5, 1997.

                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                  For the Nine Months Ended September 30, 1997
                                   (Unaudited)


The following unaudited pro forma condensed statement of income for the nine months ended September 30, 1997 has been presented as if the Piscataway Towne Center, Cordata Centre and Ridgedale Festival Shopping Center and the 1997 Acquired Properties were acquired on January 1, 1997. The 1997 Acquired Properties include Westgate Market, Broadmoor Village, Richardson Plaza, Cityplace Market, Wendover Ridge Center, Arboretum Crossing Center, Smoketown Stations Center, Renaissance Centre and West Farms Shopping Center that were previously presented in the Company's Current Report on Form 8-K dated April 16, 1997 (and Amendment No. 1 thereto), Current Report on Form 8-K dated May 28,
1997 (and Amendment No. 1 thereto) and Current Report on Form 8-K dated September 12, 1997 (and Amendment No. 1 thereto) filed with the Securities and Exchange Commission. The unaudited pro forma condensed statement of income should be read in conjunction with the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997, Current Report on Form 8-K dated April 16, 1997 (and Amendment No. 1 thereto), Current Report on Form 8-K dated May 28, 1997 (and Amendment No. 1 thereto) and Current Report on Form 8-K dated September 12, 1997 (and Amendment No. 1 thereto). In management's opinion, all adjustments necessary to reflect the above acquisitions and related significant transactions have been made. The unaudited pro forma condensed statement of income is not necessarily indicative of what actual results of operations would have been had the acquisitions and related transactions actually occurred as of January 1, 1997, nor does it purport to represent the results of operations of the Company for future periods.

                              The Price REIT, Inc.

                     Pro Forma Condensed Statement of Income

                  For the Nine Months Ended September 30, 1997
                                   (Unaudited)


                                            Pro Forma Adjustments
                      -----------------------------------------------------------------
                                                                            Ridgedale
                     The         1997          Piscataway                    Festival            The
                  Company      Acquired          Towne           Cordata     Shopping          Company
                 Historical   Properties         Center           Centre      Center           Pro Forma
                 -----------------------------------------------------------------------------------------
                         (In thousands, except per share amounts)
Revenue
Rental income    $48,450      $8,613(a)        $ 1,551(a)      $ 1,824(a)   $ 1,314(a)          $61,752
Other income       5,379          -                  -               -            -               5,379
                 -----------------------------------------------------------------------------------------
                  53,829       8,613             1,551           1,824        1,314              67,131
Expenses
Rental operations  9,247       1,639(b)            327(b)          260(b)       430 (b)          11,903
General and
 Administrative    2,815           -                 -               -            -               2,815
Depreciation      11,201       1,966(c)            326(c)          443(c)       257 (c)          14,193
Interest          10,667       4,920(d)          1,098(d)(e)       972(d)         -              17,657
                 -----------------------------------------------------------------------------------------
                  33,930       8,525             1,751           1,675          687              46,568
                 -----------------------------------------------------------------------------------------
Net income       $19,899      $   88            $ (200)         $  149      $   627             $20,563
 loss)           =========================================================================================

Per Share Data
Net income per  $  1.85
 share          =======                                                                         $  1.76
Weighted average                                                                                =======
 number of
 shares
 outstanding    10,742
                ======                                                                           11,684(f)
Other Data                                                                                      =======
Number of
 properties at
 end of period      32                                                                               35
                ======                                                                          =======



See accompanying pro forma adjustments.

                              The Price REIT, Inc.

             Pro Forma Adjustments to Condensed Statement of Income

                  For the Nine Months Ended September 30, 1997
                                   (Unaudited)
                                 (In Thousands)


(a) Record the rental income less amount included in the Company historical of the 1997 Acquired Properties, Piscataway Towne Center, Cordata Centre, and Ridgedale Festival Shopping Center (the "Properties").

(b) Record the rental operating expenses of the Properties less property management fees (as the Company self-manages its properties) net of amount included in the Company historical as follows:

                                                             Ridgedale
                            1997    Piscataway               Festival
                          Acquired    Towne        Cordata   Shopping
                         Properties   Center       Centre     Center
                         ---------------------------------------------
Rental operations          $1,845     $384         $ 298     $ 474
Less:  management fees       (206)     (57)          (38)      (44)
                         ---------------------------------------------
                           $1,639     $327         $ 260     $ 430
                         =============================================


(c) Record the additional depreciation expense to be recognized for the acquisition of the Properties under the straight-line method as follows:


                                   1997 Acquired              Piscataway                           Ridgedale Festival
                                    Properties              Towne Center    Cordata Centre          Shopping Center
                                 -----------------------------------------------------------------------------------
                       Years       Cost    Deprec.       Cost    Deprec.     Cost    Deprec.       Cost    Deprec.
                      --------    -----------------------------------------------------------------------------------
    Land                  -       $50,440   $    -      $ 4,832    $     -  $ 6,310  $     -     $ 3,808    $     -
    Land
     improvements         15       10,465      523          906         45    1,230       62         714         36

    Buildings             25       99,248    2,977        9,362        281   12,710      381       7,378        221
                                  -----------------------------------------------------------------------------------
                                 $160,153    3,500      $15,100    $   326 $ 20,250      443      $11,900   $   257
                                 ========               =============================================================
    Less amount included in the
     Company historical                     (1,534)
                                            -------
                                            $1,966
                                            =======



(d) Record the additional interest expense resulting from the acquisitions of the 1997 Acquired Properties, Piscataway Towne Center and Cordata Centre with the proceeds from the unsecured line of credit, using the Company's weighted average interest rate on its unsecured line of credit for the nine months ended September 30, 1997 of 7.2%.

                              The Price REIT, Inc.

             Pro Forma Adjustments to Condensed Statement of Income
                                   (Continued)

                  For the Nine Months Ended September 30, 1997
                                   (Unaudited)
                                 (In Thousands)


(e) Record the additional interest expense resulting from the assumption of the $11,400 million secured loan on the Piscataway Towne Center. The interest rate on the loan is 10.5%.

(f) Includes the issuance of 1.6 million shares of common stock sold on January 22, 1997 and the issuance of 1.0 million shares of common stock sold on August 5, 1997.